FINANCIAL INVESTORS TRUST

ALPS/RED ROCKS LISTED PRIVATE EQUITY FUND

 (the “Fund”)

SUPPLEMENT DATED AUGUST 3, 2015

TO THE PROSPECTUS DATED FEBRUARY 28, 2015,

AS SUPPLEMENTED

The first paragraph under the sub-section “ALPS/Red Rocks Listed Private Equity Fund” under the “Management” section in the Fund’s Prospectus is hereby deleted and replaced in its entirety with the following:

The Adviser has delegated daily management of Fund assets to Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.  The Sub-Adviser is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year).

On July 31, 2015, the Sub-Adviser was acquired by the Adviser.  Located in Denver, Colorado, the Adviser is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”).  ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

Please retain this supplement for future reference.